UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 2, 2009

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of True Religion Apparel, Inc. (the “Company”) held on June 2, 2009, the Company’s stockholders approved the True Religion Apparel, Inc. 2009 Equity Incentive Plan (the “2009 Plan”), which the Company’s Board of Directors had adopted, subject to shareholder approval, on April 7, 2009.

The 2009 Plan is designed to enable the Company to obtain and retain the services of employees, consultants and directors who will contribute to the Company’s long range success and to provide incentives that are linked directly to increases in share value which will inure to the benefit of all stockholders of the Company. Any of the Company’s employees, officers, consultants, or directors is eligible for grants of awards under the 2009 Plan. The 2009 Plan provides a means by which eligible participants may be given an opportunity to benefit from increases in value of the Company’s stock through the granting of one or more of the following awards: (a) Incentive Stock Options, (b) Non-statutory Stock Options, (c) Restricted Awards (Restricted Stock and Restricted Stock Units), (d) Performance Awards and (e) Stock Appreciation Rights. The Plan includes the authority to grant awards that qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee of the Company’s Board of Directors has been designated as administrator of the 2009 Plan. Unless sooner terminated by the Company’s Board of Directors, the 2009 Plan will terminate on April 6, 2019, provided that awards that are outstanding on the date of termination will remain valid in accordance with their terms.

The 2009 Plan provides that, subject to certain adjustments for certain corporate events, the maximum number of shares of the Company’s common stock that may be issued under the plan is 1,613,716. Awards under the 2009 Plan are also subject to a per-participant calendar year limit.

The 2009 Plan provides for issuance of 1,613,716 shares (which includes 613,716 shares that were not subject to awards under our 2005 Stock Incentive Plan (the “Prior Plan”) and that were subject to future issuance. Additionally, shares that are subject to awards granted under the Prior Plan that are forfeited, cancelled or terminated for any reason are available for issuance under the 2009 Plan..

As a result of the stockholders’ approval of the 2009 Plan, no additional awards will be made under the Prior Plan on or after June 2, 2009, although all awards that were outstanding under the Prior Plan as of June 2, 2009 remain outstanding in accordance with their terms.

The foregoing description of the 2009 Plan does not purport to be complete and is qualified in its entirety by the full text of the 2009 Plan which is attached to this Current Report on Form 8-K as Exhibit 10.1 and by reference to the more detailed description of the 2009 Plan contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC’) on April 15, 2009, and the Company’s definitive additional proxy materials on Schedule 14A filed with the SEC on May 22, 2009, which are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

10.1                         Amended and Restated True Religion Apparel, Inc. 2009 Equity Incentive Plan

10.2                         Form of Restricted Stock Award

10.3                         Form of Performance Award (Restricted Stock)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 4, 2009	TRUE RELIGION APPAREL, INC.

                                                                                                          By:       /s/ Peter F. Collins
                                                                                                          Name:  Peter F. Collins
                                                                                                          Title:    Chief Financial Officer

INDEX TO EXHIBITS

10.1                         Amended and Restated True Religion Apparel, Inc. 2009 Equity Incentive Plan

10.2                         Form of Restricted Stock Award

10.3                         Form of Performance Award (Restricted Stock)